Rule 497(e)

File Nos. 2-80886
and 811-03626

CITIZENS FUNDS

on behalf of

Citizens 300 Fund

Supplement dated May 1, 2006 to

Prospectus dated August 29, 2005

On February 20, 2006, the Board of Trustees of Citizens Funds, on behalf of the Citizens 300 Fund (the “Fund”), approved the termination and liquidation of the Fund. Effective May 9, 2006, the Fund will no longer be accepting purchase orders for its shares. The Fund will be liquidated on or about June 12, 2006.

In order to achieve an orderly liquidation, all or a substantial portion the Fund's assets will be converted into cash and/or money market securities prior to June 12, 2006. After that conversion, the Fund would no longer be pursuing its stated investment objective.